FINANCIAL INVESTORS TRUST

ALPS/RED ROCKS LISTED PRIVATE EQUITY FUND

 (the “Fund”)

SUPPLEMENT DATED JUNE 11, 2015

TO THE PROSPECTUS DATED FEBRUARY 28, 2015,

AS SUPPLEMENTED

The following paragraphs are hereby added to the “Management” section in the Fund’s Prospectus at the end of the sub-section “ALPS/Red Rocks Listed Private Equity Fund”:

On April 6, 2015, Red Rocks Capital, LLC (the “Sub-Adviser”), the investment sub-adviser to the Fund, agreed to be acquired by ALPS Advisors, Inc. (the “Adviser”), the investment adviser to the Fund (the “Transaction”).

The Adviser and Sub-Adviser expect the closing of the Transaction, which is subject to certain conditions, to occur during the second half of 2015. Under the Investment Company Act of 1940, consummation of this Transaction will result in the automatic termination of the current sub-advisory agreement. Accordingly, at a meeting held on April 22, 2015, the Board of Trustees of the Trust unanimously approved a new sub-advisory agreement for the Fund (the “New Sub-Advisory Agreement”) and recommended that the New Sub-Advisory Agreement be submitted to the Fund’s shareholders for their approval. The New Sub-Advisory Agreement will become effective upon approval by the Fund’s shareholders and the closing of the Transaction.

The Fund’s investment objective and investment strategies are not expected to change as a result of the Transaction, and the investment advisory personnel of the Sub-Adviser who provide services to the Fund are expected to continue to do so.  The terms of the New Sub-Advisory Agreement are the same as the current sub-advisory agreement in all material respects, except for the new commencement date and initial two-year term. The advisory fee rates payable to the Sub-Adviser will remain the same as under the current sub-advisory agreement.

Shareholders of the Fund are urged to read the Proxy Statement and other documents to be filed with the SEC carefully and in their entirety when they become available, because these documents will contain important information about the New Sub-Advisory Agreement to be considered at the special meeting.

Shareholders may obtain free copies of the Proxy Statement and other documents (when they become available) filed with the SEC at the SEC's web site at www.sec.gov. In addition, free copies of the Proxy Statement and other documents filed with the SEC may also be obtained after effectiveness of the Proxy Statement by calling 1-866-759-5679.  Shareholders should consult their own financial and legal advisors about risks associated with investing in the Fund in light of these developments.

Please retain this supplement for future reference.